UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of report (Date of earliest event reported):  January 23, 2018

Health Discovery Corporation

(Exact name of registrant as specified in charter)

Georgia	333-62216	74-3002154
(State of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

4243 Dunwoody Club Drive, Suite 202, Atlanta GA  30350

(Address of principal executive offices / Zip Code)

(678) 336-5300

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act.
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act.
☐	Pre-commencement communications pursuant to Rule 14d—2(b) under the Exchange Act.
☐	Pre-commencement communications pursuant to Rule 13e—4(c) under the Exchange Act.

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 4.01     Changes in Registrant’s Certifying Accountant.

(a) Resignation of Certifying Accountant

On January 23, 2018 Health Discovery Corporation (the “Company”) received the resignation of Frazier & Deeter, LLC (“Frazier & Deeter”) as the Company’s independent registered public accounting firm. Frazier & Deeter had been the Company’s independent registered public accounting firm since December 22, 2014.

Frazier & Deeter’s report on the financial statements of the Company as of and for the fiscal years ended December 31, 2014 and 2015 did not contain any adverse opinion or a disclaimer of opinion, nor were they qualified or modified as to uncertainty, audit scope or accounting principles, except their reports dated March 31, 2015 and March 31, 2016 on the Company’s consolidated financial statements as of December 31, 2014 and December 31, 2015 which contained an explanatory paragraph regarding the substantial doubt about the Company’s ability to continue as a going concern.

During the Company’s two most recent fiscal years and through the date of this Current Report on Form 8-K (i) there were no disagreements with Frazier & Deeter on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which, if not resolved to Frazier & Deeter’s satisfaction, would have caused Frazier & Deeter to make reference to the subject matter in connection with their reports on the Company’s financial statements for such years; and (ii) there were no reportable events, within the meaning set forth in Item 304(a)(1)(v) of Regulation S-K.

The Company provided a copy of the foregoing disclosures to Frazier & Deeter prior to the date of the filing of this Current Report on Form 8-K (this “Report”) and requested that Frazier & Deeter furnish it with a letter addressed to the U.S. Securities and Exchange Commission stating whether it agrees with the above statements and, if it does not agree, the respects in which it does not agree. A copy of such letter, dated January 29, 2018, is filed as Exhibit 16.1 to this Report.

Item 9.01.     Financial Statements and Exhibits.

(a)	Not applicable

(b)	Not applicable

(c)	Not applicable

(d)	Exhibits

16.1 – Letter from Frazier & Deeter, LLC, dated January 29, 2018, regarding Change in Certifying Accountant.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

HEALTH DISCOVERY CORPORATION

Dated: January 29, 2018	By:	/s/ George H. McGovern, III
George H. McGovern, III Chairman & Chief Executive Officer